Exempt Party-in-Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 040
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Exempt Party-in-Interest Transactions	EXEMPT PARTY-IN-INTEREST TRANSACTIONS
Certain Plan investments are shares of LP common stock, collective trust funds, a stable value fund, and registered investment funds managed by T. Rowe Price. LP is the Plan sponsor and T. Rowe Price is the trustee and record keeper, as defined by the Plan. The Plan also permits notes receivable from participants. Therefore, these transactions qualify as exempt party-in-interest transactions.
At December 31, 2025 and 2024, the Plan held 0.4 million shares of LP common stock, the sponsoring employer, with a fair value of $32.6 million and $45.6 million, respectively. During the years ended December 31, 2025 and 2024, there was dividend income from LP common stock of $0.5 million.